Exhibit 99.1    Presentation by Richard B. Evans, President and Chief Executive Officer, Alcan Inc.

©  2  0  0  6  A  L  C  A  N  I  N  C.
Richard B. Evans
President and Chief Executive Officer,
Alcan Inc.

Focusing on Long-Term Sustainable Growth
in a Market of Hype, Speculation, and Uncertainty

An Industry Changed?
Focusing on
Long-Term
Sustainable Growth in
a Market Place of
Hype, Speculation, and
Uncertainty
The World Is Flat … Or Is It?

•  Thank you and good morning...and welcome to Montreal, the home of Alcan’s world headquarters.
•  When I addressed this forum a year ago in Iceland, the aluminum world - as we know it - was very different. In fact, in nominal terms, it was different to the tune of about $700 per tonne.
•  This change begs the fundamental question: is this a structural difference or simply the old cyclicality in new clothes?
•  The industry experts seem to fall into two distinct camps
•  Those who see it as structural, link it to a fundamental shift in the world order.
•  Those who see it as cyclical believe that we are simply reaching the top of a traditional cycle and that prices will soon experience a major correction
•  This shift may not be as profound as – say –Galileo’s belief that the world is round, but it certainly has major implications for those of us who work and invest in the metals industry.

Friedman’s 10 Flattening Factors
■ Fall of the Berlin Wall
■ New Age of Connectivity
■ Work Flow Software
■ Open-sourcing
■ Outsourcing
■ Offshoring
■ Supply-chaining
■ Insourcing
■ In-forming
■ The Steroids

•  Perhaps many of you have read, or at least heard about Thomas Friedman’s recent bestseller book: “The World is Flat.”

•  In his book he argues that the forces of globalization are flattening or leveling the playing field around the world, empowering both individuals and companies in the process.

•  Friedman believes that the 10 factors listed here have structurally altered the world economy by allowing the dis-aggregation of the knowledge economy…just like the manufacturing economy has previously been disaggregated.

•  This in turn leads to a structured acceleration in the creation of wealth in emerging economies… a restraining impact on the developed world… but overall a structural net gain in global economic growth.

The World is Becoming Flatter

•  In Friedman’s flat world, an education in India, for example, will eventually equate to an education in the U.S… over time, an Indian programmer will earn the same as an Italian, Australian, or Korean programmer.

•  In other words, no matter where you live or conduct business in a flat world, you have the same opportunities… i.e., a “level playing field.”

•  The loose extension of this theory to our own industry would imply that bauxite reserves in Brazil or Viet Nam are considered equal…and that a smelter in China is the same as a smelter in Iceland.

•  Further, the analogy suggests that all players in our industry have equal access to these opportunities.

…But Not for the Resource Industry

•  While Friedman’s theory may or may not be true in the world of software and services, it is clearly out of touch with reality in the natural resource sector.

•  In our world of bauxite and electricity, whoever owns the premium resources has a structural competitive advantage.

•  Resource-rich countries and regions like the Middle East, Russia, Canada, Brazil and South Africa can be considered the real “haves”.

•  And the expected transfer of wealth to these regions over the next one to two decades is immense.

•  The optimists believe that this is far more than a zero sum game and that it has major positive implications for our industry for the next several decades.

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Rio
Dell
Microsoft
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Share Price Performance
High Tech vs. Resources

•  One way to look at the difference in impact of a “flat” world on the knowledge economy versus the resource economy is the capital markets.

•  And if we look at how that difference is playing out on the stock exchanges, for example, you can see that Friedman’s “flattening” forces are driving a very “unflat” shift of wealth between market sectors... At least over the last 5 years.

•  This is visible by comparing the impact on the share prices of the resource leaders (BHP Billiton and Rio Tinto) versus knowledge leaders (Dell and Microsoft) from 2000 to 2006.

•  The overriding question is whether this shift is structural or cyclical?

•  Is it a commodities bubble that is about to burst? Or is there something fundamentally different going on here?
•  Right now, the experts seem to be split about equally on this question.

Aluminum
Copper
Nickel
Zinc
Lead
Tin
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Price of Non-Ferrous Metals
A New Level? Is it Structural or
Cyclical?

•  Those who believe it is a structural shift see the trend in commodity prices as a sign that we are entering an entirely new price level, and that we will not return to previous price levels.

•  In this scenario the real winners will be those sectors and companies that own the reserves and energy supplies of the future.

•  But is a six-fold increase in the price of copper sustainable?

•  Or for that matter, a doubling of the aluminum price?

•  One thing is for sure… the term “bubble” is increasingly cropping up in the media.

Title: Wire thieves cut down 12 utility poles
Publication: The Moncton Times and Transcript (web site ref.)
Date: Wed, Jun 7th 2006
Byline: Yvon Gauvin

The bull, the bear and the runaway metals market

By Stephen Schurr
Published May 25 2006 03:00 | Last updated May 25 2006 03:00

MUTUAL UNDERSTANDING

Energy, commodities the new dot-com stocks

Throwing away hard lessons, fund investors still chase recent performance

By John Spence, MarketWatch
Last Update: 2:52 PM ET May 17, 2006

BOSTON (MarketWatch) -- Investors piled into highflying technology and dot-com funds in the late 1990s like

Metal thieves likely to turn to aluminum - Associated Press

Title: Metal thieves likely to turn to aluminum
Publication: Associated Press (web site ref.)
Date: Tuesday, June 06, 2006

Industry giants in position to reap mining bonanza

ALCAN

Recent Metals Market Headlines

•  The current “boom and bubble” talk has been highlighted by the media hype we’ve seen building over the past 9 months.

•  Headlines are full these days of talk about market volatility and the impact of hedge funds and momentum investors

•  And while these types of investors may accentuate the ups and downs in the market, I do not believe they cause them… In fact, the supply/demand for these commodities has been tight… very tight… but will it last?

•  Are we in a bubble?

Unexpected Responses

•  I am sure that you have recently seen some headlines that might suggest that we are.
•  In May, a 21-year-old West Virginian man was electrocuted while trying to steal copper cables from electric power lines.
•  Thieves in Maine recently caused power shortages when they stole copper wiring from at least six power substations
•  In Ohio, 400 feet of aluminum bleachers disappeared from a youth sports complex in April only to turn up at a local scrap yard.
•  And here in Quebec, high metal prices inspired thieves “to come to Jesus” to pry away sections of roofs, gutters and wiring made of copper from four churches.
•  In my book, when the drug addicts in Ohio are stealing the aluminum bleachers and the drug addicts in Quebec are stealing the church roofs… we are in a bubble!
•  But that is not the important question…the important question is whether that bubble is mostly air… or soap!

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8-June
$2,521

LME 3-Month Aluminum Price
Aluminum Prices: 1980-2006

•  Let’s start with the facts… over the past 25 years aluminum prices have clearly experienced large cyclical swings.

•  In addition, there has been a gradual shift upwards… in nominal prices.

•  One very important difference between this peak and prior peaks… not shown here… is the equal or greater price escalation of competing materials.

•  This may make the current prices more sustainable.

•  In my opinion the key question is whether there have been structural shifts… or simply cyclical moves… in the four key drivers of aluminum prices:

–  Purchasing power of the US dollar
–  Energy prices
–  Alumina prices
–  Economic growth, particularly in China.

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USD vs. Euro Trend
– Structural or Cyclical?

•  Let’s start with the value of the US dollar.
•  This is important because a 30% shift in the value of the US dollar… all other factors being equal… will result in the apparent increase of 30% in the value of anything defined in US dollars.
•  This is true whether it is oil, pork bellies, euros… or aluminum.
•  Clearly what we see here looks like a structural shift… at least over the 5 year time frame.
•  Whether or not you believe it is “permanent” depends upon your opinion of in the US economic model versus the European and Asian economic models
•  Which in turn depends on US politics.
•  I honestly do not know if this one is structural… or cyclical… you be the judge.
•  In the end, it may not really matter… once we understand that it is simply the yardstick by which we choose to measure prices.

Monthly Prices for May 2006
Oil - WTI = $70.84/bbl
Gas - Nymex Henry Hub = $6.41/MMBtu
Nordpool Electricity = $53.46/MWh
Oil ($/bbl) & Electricity ($/MWh) Prices
Natural Gas Price ($/MMBtu)
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Oil, Gas and Electricity Prices Tendency
Energy – Structural or Cyclical?

•  Perhaps more importantly, I believe that the single most relevant factor in the industry’s long-term price level is the real cost of energy.
•  Increasing energy costs are driving primary production cost curves up, in “real” as well as nominal terms… resulting in higher prices and the closure of uneconomic smelters.
•  Energy prices have been elevated in prior cycles, mostly due to an imbalance on the supply side in the demand/supply equation. This was easily corrected by the world’s oil producers increasing production.
•  Today, the imbalance is on the demand side…and that’s a lot harder to correct… because it requires changes in consumer behavior.
•  Energy alone accounts for about one third of primary aluminum production costs, and I believe that higher energy prices are here to stay.
•  The 2.3 billion people living in China and India today consume a tiny fraction of the energy per capita of their American counterparts.
•  As these populations move increasingly toward a middle-class lifestyle, their energy demand is sure to increase.
•  In my view, the energy change is structural…with a small component of cyclicality.

May 2006
$560/tonne
Alumina Spot Price ($/tonne).
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Quarterly Data
Monthly Data

Spot Price of Alumina
Alumina: Structural vs. Cyclical?

•  Along with energy, higher raw material input costs – particularly spot alumina - are also contributing to high aluminum prices.

•  The spike in spot alumina prices over the last two years has clearly kept primary capacity… especially in China… off line.

•  In the alumina industry, supply/demand imbalances take several years and large amounts of capital to adjust…and stockpiling is not practical.

•  I believe that limited quality bauxite reserves and high oil and gas prices have also pushed up the alumina cost curve meaningfully.

•  However, I would have to say that I see this factor as mostly cyclical… but combined with small structural components.

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Source: Global Insight

China Nominal GDP per Capita ($): 1980-2010
Sources: Alcan Industry Analysis Group, WBMS
Current and Forecasted
Growth Rates

•  Finally, the 4th factor… the observed structural change in economic growth rates in China… and likely India and other emerging economies in the decades to come.

•  I believe that this factor is real… and here to stay.

•  My view is based on 15 years of personally visiting China… and on the recent structural opening of the Indian economy.

•  Here I buy into Friedman’s thesis… I believe that the net impact…if sustained… is greater than zero

•  However, there is a very important caveat that must be mentioned here.

•  Even in a world of structurally increasing GDP there will still be periods of shortage… and surplus… because supply and demand are seldom synchronized at any one point in time.

Primary Aluminum Supply-Demand Balance
Global Demand
Global Production
Million tonnes per annum
4.5% CAGR
4.0% CAGR
15 Mt
Chinese Idled Capacity: About 2Mt
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Supply/Demand Balance

  This is why I believe that there will always be temporary imbalances in supply and demand… even in the most optimistic scenario.
  And, as I mentioned before, these imbalances take time to adjust.
  For the last 3 years the primary aluminum industry has been in deficit… but the gap is obviously not sustainable, and will be filled over time.

Supply/Demand Balance
How will we the gap be filled?
■ China
■
 Middle East
■
 Russia
■
 India, Brazil, Africa

•  One of the important questions for our industry is how that gap is likely to be filled.

•  In my view, the leading candidates from a regional standpoint to fill this gap are:
–   China;
–   The Middle East; and
–   Russia

•  And to a lesser extent:
–  India, Brazil, and Africa

•  However, development of energy infrastructure in some of these regions will take time… which means that it will not always be the lowest cost region… but the one with the combination of cost and readiness that may go first.

China

•  Last month, China had an estimated capacity of 11.3 Mt…and an annualized production of 8.8 Mt, which indicates that the country likely has more than 2 Mt of idled capacity.
•  I personally share this view with a number of other industry analysts. However, others within our industry have recently said they would “be very surprised” if China has anything near that figure.
•  The important question really is to what extent will the Chinese bring idled capacity back on stream? The answer to this question is dependent on two factors:
•  First…will spot alumina prices fall … and how far? Most analysts are now predicting that the supply/demand balance will shift to a surplus in 2007, which will drive down alumina prices (currently $600/t). If prices do drop, will they drop enough for the Chinese to start up their idled capacity?
•  And second…will there be an adequate supply of competitively priced power? Especially in an environment where the Chinese government is trying to discourage the export of electrical energy in the form of primary aluminum.
•  My view is that there will be enough softening in spot alumina prices and enough electricity that some of the idle capacity will start… but certainly not all and certainly not all at once.

The Middle East

•  Now, let’s take a look at the Middle East.
•  How many smelters will actually get built in the Middle East? No one knows for sure, but one thing is certain…the region contains two of the three key ingredients for producing primary aluminum…energy for electricity…and capital to build the smelters.
•  The third key ingredient…alumina…has held back expansion recently…but that is likely to change over the next five years.
•  Energy in the form of natural gas is the key draw in the Middle East, where several projects…both greenfield and brownfield…are currently in the planning phase…including Qatar, Saudi Arabia, Abu Dhabi, Iran and others.
•  In my view a number of these smelters will be build… but not all… and not all on the same timeline.
•  But there will be substantial growth here in the coming years.

Russia

•  Russia is the wildcard of the three

•  Will Russia achieve the political and economic stability required to attract new large-scale investment? The trends are hard to read.

•  Russia is well positioned because of its abundant hydroelectricity, gas and oil…but the track record on investment is not yet proven.

•  In my opinion investment will come… although perhaps more likely in the post 2010 period.

The Big 3 Have Set the Stage…
and the Next Three are on their Heels

•  If there is a slow-down in the growth in any of the 3 previous regions, the gap is likely to be filled by the next three: India, Brazil and Africa

•  All six are already working with industry leaders to bring them capital, technology, best operating practices, management capability, and sustainable business models.

Drivers of Sustainable Growth
■  Low-cost production
■ Advanced technology
■ Ownership of quality assets
■ A sustainable approach to business

•  And this brings me to the crux of my view today. Whether the world is round or flat, the aluminum world… and what it takes to succeed has not changed much at all.

•  To be successful in developing and growing our industry across the world, we must continue to focus on a strategy of long-term sustainable growth and not on market hype.

•  Any successful long-term strategy will be driven by:
–  Low-cost production;
–  Advanced technology;
–  Access to resources… being one of the ‘haves’ that I mentioned at the outset; and
–  A sustainable approach to business.

Alcan’s Strategy

•  This is the strategy we are using at Alcan to manage the uncertainty… whether aluminum is at $1500 or $3000/t…and to ensure sustainable growth.

•  We are focused on having over 50% of our alumina and smelting production in the lowest quartile of the world cost curve.

•  And we are focused on maintaining this position by self-generating over half of our electricity needs… mostly through renewable hydro power.

•  This also helps us sustain our leadership in the reduction of GHG emissions…which is a crucial goal for our industry in competing with other materials.

Turbine Building
Workshop
Water Tanks
Fuel Oil Tank
Water Treatment
Plant Building

Advanced Technological Solutions
Alcan’s Strategy

•  We are also strongly committed to continuing to invest in leading alumina and smelter technology.

•  And in owning or participating in some of the industry’s most modern and efficient sites and operations… wherever in the world they exist.

Sustainability
Alcan’s Strategy

•  We have also learned that the only way to maintain our access to quality resources is to be a proven responsible steward.

•  If we want to be a ‘have’, then we must be one that is responsible …which is why Alcan emphasizes sustainable practices wherever we operate in the world.

•  Sustainability is increasingly embedded into our decision-making… which requires that we take the needs of all stakeholders into account…to make decisions for the long-term, not just the short-term.

Conclusion
“Forgive my intrusion but
fine as those sentiments
sound, little has changed
for us peasants down
here on the ground.”
Evita

•  Whether aluminum is at $1500 or $3000/t… or the current price increase is cyclical or structural…our industry has to remember…that the basic equation of energy, plus resources plus technology equals success… has not changed at all.

•  The world may, indeed, be flat…from 50,000 feet…but down on the ground…or in the mines…it looks pretty uneven just now.

•  As the narrator Che declared in the musical “Evita”… “Forgive my intrusion… but fine as those sentiments sound, little has changed for us peasants… down here on the ground.”

•  Thank you.